EXHIBIT 24

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Russell H. VanGilder, Jr. Russell H. VanGilder, Jr. Chairman of the Board and Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 8, 2000	/s/Roger L. Boyd Roger L. Boyd Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 10, 2000	/s/James G. Buick James G. Buick Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 8, 2000	/s/John S. Carton John S. Carton Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 4, 2000	/s/Alex J. DeYonker Alex J. DeYonker Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Parker T. Feldpausch Parker T. Feldpausch Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Martin P. Hill Martin P. Hill Director

FORM S-4

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Form S-4 Registration Statement of Spartan Stores, Inc., concerning the issuance of shares of its Common Stock, no par value, in connection with the acquisition by merger of Seaway Food Town, Inc., an Ohio corporation, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Dan R. Prevo Dan R. Prevo Director